UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2006

OPTIGENEX INC.
(Exact name of registrant as specified in charter)

Delaware	000-51248	20-1678933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue 6th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 905-0189

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On September 14, 2006, our Board of Directors appointed Daniel Zwiren, our current Chief Financial Officer, to the additional positions of President and Chief Executive Officer. Mr. Zwiren does not have an employment agreement with the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

None

(b) Pro forma financial information.

None

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optigenex Inc.

/s/ Daniel Zwiren
By: Daniel Zwiren
Its: President, Chief Executive Officer and Chief Financial Officer

Dated: September 20, 2006